UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): December 6, 2006

Berkshire Income Realty, Inc

(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Beacon Street, Boston, Massachusetts	02108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code(617) 523 - 7722

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Berkshire Income Realty, Inc. (the “Registrant”) hereby amends its Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission on December 12, 2006, to amend Item 9.01 therein to include required financial statements, pro forma financial information and certain exhibits.

At the time of filing of the Form 8-K disclosing the acquisition of The Standard at Lenox Park Apartments (“Lenox Park”) by the Registrant, the financial statements of the acquired property were not available. The Registrant indicated that it would file the necessary financial information no later than February 21, 2007.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements under Rule 3–14 of Regulation S-X for Lenox Park:
1.	Report of Independent Auditors.

2.             Statements of Revenue and Certain Expenses of Lenox Park for the nine months ended September 30, 2006 and 2005 (unaudited) and the year ended December 31, 2005.

3.	Notes to Statements of Revenue and Certain Expenses of Lenox Park.

4.             Statement of Estimated Taxable Operating Results and Estimated Cash to be Made Available by Operations.

(b)	Pro Forma Financial Information under Article 11 of Regulation S-X for Lenox Park:

1.             Unaudited Pro Forma Consolidated Balance Sheet of Berkshire Income Realty, Inc. as of September 30, 2006.

2.             Unaudited Pro Forma Consolidated Statements of Operations of Berkshire Income Realty, Inc. for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

3.             Notes to the Unaudited Pro Forma Consolidated Financial Statements of Berkshire Income Realty, Inc.

(c)	Exhibits

EXHIBIT NO.

Exhibit 10.1          Purchase and Sale Agreement between Berkshire Income Realty – OP, L.P. and ING U.S. - Residential

Fund, L.P., dated November 10, 2006. *

*Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 16, 2006. The agreement relates to the purchase of The Standard at Lenox Park Apartments, a 375-unit multifamily apartment community located in Atlanta, Georgia, from ING U.S. – Residential Fund, L.P., an unaffiliated third party. The purchase price was $47,100,000 and was subject to normal operating pro rations. Concurrent with the closing of the acquisition on December 6, 2006 the Registrant obtained financing in the amount of $35,000,000 in the form of a first mortgage note payable, which is collateralized by the property. The note payable has a fixed interest rate of 5.80% for a term of 10 years and has an original maturity date of December 1,2016. The loan requires payment of interest only for the first 60 months and the rate of interest is fixed for the term of the loan.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.
Date:	February 20, 2007	/s/ Christopher M. Nichols
Christopher M. Nichols
Principal Accounting Officer

Report of Independent Auditors

To the Board of Directors and Shareholders of Berkshire Income Realty, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of the Lenox Park, Atlanta, Georgia, for the year ended December 31, 2005. The Statement is the responsibility of Lenox Park’s management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8K/A of Berkshire Income Realty, Inc.) as described in Note 1 and is not intended to be a complete presentation of Lenox Park’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Lenox Park for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

February 12, 2007

STANDARD AT LENOX PARK APARTMENTS

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Nine months ended September 30,
			For the
	2006	2005	Year ended
	(unaudited)	(unaudited)	December 31, 2005
Revenue
Rental	$2,791,935	$2,581,452	$3,489,609
Utility reimbursement	75,078	77,001	102,497
Other	127,838	82,442	115,747
Total revenue	2,994,851	2,740,895	3,707,853

Certain expenses
Operating	691,317	653,756	870,018
Repairs and maintenance	203,920	205,788	274,357
General and administrative	82,723	69,639	90,635
Real estate taxes	337,963	369,986	484,083
Total certain expenses	1,315,923	1,299,169	1,719,093

Revenue in excess of certain expenses	$1,678,928	$1,441,726	$1,988,760

The accompanying notes are an integral part of these financial statements.

THE STANDARD AT LENOX PARK APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.	Operations, Basis of Presentation and Summary of Significant Accounting Policies

Operations

The accompanying Statements of Revenue and Certain Expenses include the operations (see “Basis of Presentation” below) of The Standard at Lenox Park Apartments (“Lenox Park”), a multifamily apartment community owned and managed by ING U.S. – Residential Fund, L.P., a third party not related to Berkshire Income Realty, Inc. (the “Company”).

On December 6, 2006, Berkshire Income Realty – OP, L.P. (“BIR-OP”), the operating subsidiary of the Company, through a newly formed and wholly owned subsidiary, BIR Lenox Park, L.L.C., consummated the acquisition of 100% of the fee simple interest of Lenox Park, a 375 unit multifamily apartment community located in Atlanta, Georgia, from ING U.S. – Residential Fund, L.P.

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses have been prepared on the accrual basis of accounting.

The accompanying Statements of Revenue and Certain Expenses are not representative of the actual operations of Lenox Park for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X Rule 3-14, certain expenses, which may not be comparable to the expenses to be incurred by the Company in future operations of Lenox Park, have been excluded. Expenses excluded relate to Lenox Park’s management fees, interest expense, depreciation and amortization expense. The Company is not aware of any other material factors relating to Lenox Park that would cause the reported financial information not to be indicative of future operating results.

Summary of Significant Accounting Policies

Real Estate

Costs related to the acquisition and improvements to the property and related equipment are capitalized. Expenditures for repairs and maintenance items are expensed as incurred.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year. Recoveries from tenants for utility expenses are recognized in the period the applicable costs are incurred. Other revenue includes application, relet, pet, laundry, late, cable and damage fees.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Real Estate Taxes

Real estate taxes are accrued and expensed over the periods presented in the statements of revenues and certain expenses. Payments of real estate taxes are generally made in arrears and are recorded against the accrual.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 6, 2006, Berkshire Income Realty – OP, L.P. (“BIR-OP”), through a newly formed and wholly owned subsidiary, BIR Lenox Park, L.L.C., consummated the acquisition of 100% of the fee simple interest of The Standard at Lenox Park Apartments (“Lenox Park”), a 375 unit multifamily apartment community located in Atlanta, Georgia, from ING U.S. – Residential Fund, L.P., an unaffiliated third party. The purchase price was $47,100,000 and was subject to normal operating pro rations.

Concurrent with the closing on the acquisition, Berkshire Income Realty, Inc. (the “Company”) obtained financing on the property. The financing includes a $35,000,000 first mortgage note payable, which is collateralized by the property. The note payable has a fixed interest rate of 5.80% for a term of 10 years and has an original maturity date of December 1, 2016. The loan requires payment of interest only for the first 60 months and the rate of interest is fixed for the term of the loan.

Lenox Park’s source of revenue is primarily its tenant rental revenue. Other revenue includes application, relet, pet, laundry, late, cable and damage fees. The Company believes Lenox Park is located in a distinct market and appeals to a distinct tenancy. The Atlanta Metropolitan Area, in the Company’s opinion, is a fundamentally sound, well-occupied market with positive trends in population, vacancy rates and rent increases for garden, mid and high-rise style apartments.

The Company, after reasonable inquiry, is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results.

The following unaudited pro forma consolidated financial statements give effect to the acquisition by the Company of Lenox Park. The unaudited pro forma consolidated balance sheet as of September 30, 2006 presents the financial position of the Company as if the acquisition of the property, which occurred subsequent to September 30, 2006, had occurred on September 30, 2006. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005, reflect the results of operations of the Company as if the acquisition of Lenox Park had been completed as of January 1, 2005.

These unaudited pro forma consolidated financial statements do not represent the Company’s financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. The unaudited pro forma consolidated financial statements should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2005. In addition, the statements of revenue and certain expenses of Lenox Park contained elsewhere in this Form 8-K/A should be read in conjunction with these unaudited pro forma consolidated financial statements.

Forward Looking Statements

Certain statements contained in this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements, subject to a number of risks and uncertainties that could cause actual results to differ significantly from those described in this report. These forward-looking statements include statements regarding, among other things, our belief that Lenox Park is located in a distinct market and appeals to a distinct tenancy, our opinion that the Buckhead section of Atlanta, Georgia is fundamentally sound, well-occupied and has positive trends in population, vacancy rates and rent increases for garden style apartments. Without limiting the foregoing, the words “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of such terms and other comparable terminology are intended to identify forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in economic conditions generally and the real estate and bond markets specifically, legislative/regulatory changes including changes to laws governing the taxation of real estate investment trusts

(“REITs”), availability of capital, interest rates and interest rate spreads, changes in GAAP and policies and guidelines applicable to REITs, those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. The risks listed herein are not exhaustive. Moreover, we operate in a competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2006

(unaudited)

	Berkshire Income Realty,	Standard at Lenox Park
	Inc.	(a)	Notes	Pro Forma
ASSETS
Multifamily apartment communities, net of accumulated depreciation of $143,055,349	$400,984,895	$47,040,404		$448,025,299
Cash and cash equivalents	45,225,209	(18,083,621)	(b)	27,141,588
Cash restricted for tenant security deposits	1,940,971	-		1,940,971
Replacement reserve escrow	613,521	5,000,000	(b)	5,613,521
Prepaid expenses and other assets	13,211,848	140,180		13,352,028
Investment in Multifamily Venture	7,794,953	-		7,794,953
Acquired in place leases and tenant relationships, net of accumulated amortization of $5,870,263	471,201	592,687		1,063,888
Deferred expenses, net of accumulated amortization of $598,034	3,148,916	355,165		3,504,081
Total assets	$473,391,514	$35,044,815		$508,436,329

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$434,839,200	$35,000,000	(b)	$469,839,200
Due to affiliates	1,656,139	-		1,656,139
Dividends and distributions payable	9,837,607	-		9,837,607
Accrued expenses and other liabilities	12,143,037	1,109		12,144,146
Tenant security deposits	2,175,478	43,706		2,219,184
Total liabilities	460,651,461	35,044,815		495,696,276

Commitments and contingencies	—	—		—

Minority interest in properties	81,495	—		81,495

Minority interest in Operating Partnership	—	—		—

Stockholders’ equity:
Series A 9% Cumulative Redeemable Preferred Stock, no par value, $25 stated value, 5,000,000 shares authorized, 2,978,110 shares issued and outstanding at September 30, 2006	70,210,830	—		70,210,830
Class A common stock, $.01 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at September 30, 2006	—	—		—
Class B common stock, $.01 par value, 5,000,000 shares authorized; 1,406,196 issued and outstanding at September 30, 2006	14,062	—		14,062
Excess stock, $.01 par value, 15,000,000 shares authorized, 0 shares issued and outstanding at September 30, 2006	—	—		—
Accumulated Deficit	(57,566,334)	—		(57,566,334)

Total stockholders’ equity	12,658,558	—		12,658,558

Total liabilities and stockholders’ equity	$473,391,514	$35,044,815		$508,436,329

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (unaudited)

	Berkshire Income Realty,	Standard at Lenox Park
	Inc.	(g)	Notes	Pro Forma
Revenue:
Rental	$52,707,449	$2,791,935		$55,499,384
Interest	683,853	-		683,853
Utility reimbursement	835,928	75,078		911,006
Other	2,136,576	127,838		2,264,414
Total revenue	56,363,806	2,994,851		59,358,657

Expenses:
Operating	14,886,647	691,317		15,577,964
Maintenance	4,323,984	203,920		4,527,904
Real estate taxes	6,138,767	337,963		6,476,730
General and administrative	2,074,312	82,723		2,157,035
Management fees	3,456,585	116,791	(c)	3,573,376
Depreciation	19,947,747	1,665,231	(d)	21,612,978
Interest	15,074,328	1,549,140	(e)	16,623,468
Loss on extinguishment of debt	1,822,615	-		1,822,615
Amortization of acquired in-place leases and tenant relationships	822,976	46,739	(f)	869,715
Total expenses	68,547,961	4,693,824		73,241,785

Loss before minority interest in properties, equity in loss of Multifamily Venture, equity in income of Mortgage Funds, minority common interest in Operating Partnership, income from discontinued operations and gain on transfer of assets to Multifamily Venture	(12,184,155)	(1,698,973)		(13,883,128)

Minority interest in properties	(1,183,238)	-		(1,183,238)

Equity in income (loss) of Multifamily venture	9,128,158	-		9,128,158

Minority common interest in Operating Partnership	(10,737,100)	-		(10,737,100)

Loss from continuing operations	(14,976,335)	$(1,698,973)		(16,675,308)

Preferred dividend	(5,025,595)			(5,025,595)

Loss from continuing operations available to common shareholders	$(20,001,930)			$(21,700,903)

Loss from continuing operations available to common shareholders per common share, basic and diluted	$(14.22)			$(15.44)

Weighted average number of common shares outstanding	1,406,196			1,406,196

The accompanying notes are an integral part of these financial statements

BERKSHIRE INCOME REALTY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(unaudited)

	Berkshire Income	Standard at Lenox
	Realty, Inc.	Park (g)	Notes	Pro Forma
Revenue:
Rental	$60,508,492	$3,489,609		$63,998,101
Interest	448,127	-		448,127
Utility reimbursement	905,114	102,497		1,007,611
Other	2,129,533	115,747		2,245,280
Total revenue	63,991,266	3,707,853		67,699,119

Expenses:
Operating	16,137,044	870,018		17,007,062
Maintenance	4,831,932	274,357		5,106,289
Real estate taxes	6,913,400	484,083		7,397,483
General and administrative	3,570,894	90,635		3,661,529
Management fees	4,285,212	144,214	(c)	4,429,426
Depreciation	21,107,820	2,220,308	(d)	23,328,128
Loss on extinguishment of debt	80,017	-		80,017
Interest	17,135,689	2,065,520	(e)	19,201,209
Amortization of acquired in-place leases and tenant relationships	3,321,236	530,369	(f)	3,851,605
Total expenses	77,383,244	6,679,504		84,062,748

Loss before minority interest in properties, equity in loss of Multifamily Venture, Equity in income of Mortgage Funds and minority common interest in Operating Partnership	(13,391,978)	(2,971,651)		(16,363,629)

Minority interest in properties	83,063	-		83,063

Equity in loss of Multifamily Venture	(133,150)	-		(133,150)

Equity in income of Mortgage Funds	3,040,732	-		3,040,732

Minority common interest in Operating Partnership	(7,320,750)	-		(7,320,750)

Loss from continuing operations	(17,722,083)	$(2,971,651)		(20,693,734)

Preferred dividend	(6,700,796)			(6,700,796)

Loss from continuing operations available to common shareholders	$(24,422,879)			$(27,394,530)

Loss from continuing operations available to common shareholders per common share, basic and diluted	$(18.10)			$(20.31)

Weighted average number of common shares outstanding	1,348,963			1,348,963

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA CONSOLIDATED FINANCIAL STATEMENT ADJUSTMENTS

The following pro forma adjustments summarize the adjustments made to the September 30, 2006 consolidated balance sheet of the Company:

(a)	The assets have been reflected as if the acquisition of Lenox Park had occurred on September 30, 2006.

Purchase accounting was applied for the acquisition of Lenox Park consistent with provisions of Statement of Financial Accounting Standards No. 141 (“SFAS 141”), Business Combinations. In accordance with SFAS 141, the fair value of the real estate acquired is allocated to the acquired tangible assets, consisting of land, building and personal property, and identified intangible assets and liabilities, including the value of in-place leases and tenant relationships, based in each case on their fair values. The Company currently believes that it has not received all invoices for costs related to the acquisition of Lenox Park and that the allocation of the purchase price, net of acquired in-place leases and tenant relationships, is preliminary until which time all final costs have been accumulated. The Company currently anticipates that the allocation of the purchase price and related costs will be finalized no later than March 31, 2007.

The total acquisition price paid for the property was $48,083,621 and included closing costs, financing costs and acquisition fees. The Company also assumed liabilities relating to normal operations, such as security deposits and other miscellaneous accrued expenses and deferred revenue.

The net purchase price, including closing costs and acquisition fees, was allocated as follows:

The Standard at Lenox Park
Multifamily apartment communities	$47,040,404
Acquired in-place leases and tenant relationships	592,687
Prepaid expenses and other assets	495,345
Replacement reserve	5,000,000
Security deposits	(44,815)
Mortgage note payable	(35,000,000)

Cash paid	$18,083,621

The Company paid an acquisition fee of $471,000 for the purchase of Lenox Park to an affiliate of the Company.

(b)

The Company purchased Lenox Park for a total purchase price, including closing costs, financing costs and acquisition fees, of $43,083,621, net of a mortgage in the amount of $35,000,000, which was obtained as of the purchase date and security deposits of $44,815, resulting in a pro forma net cash decrease of $18,083,621 at September 30, 2006. A portion of the mortgage proceeds in the amount of $5,000,000 were deposited into a replacement reserve account to be used for repairs outlined as a condition of the mortgage financing

The following pro forma adjustments summarize the adjustments made to the Consolidated Statement of Operations of the Company for the nine months ended September 30, 2006 and the year ended December 31, 2005. The pro forma adjustments reflect activity as if the acquisition of Lenox Park had been completed as of January 1, 2005.

(c)	Reflects property management fees based on fee agreements entered into with affiliates of the Company, calculated as follows:

Nine months ended September 30, 2006:

The Standard at Lenox Park
Revenue subject to management fees	$2,919,733
4.0%
Total management fees	$116,791

For the year ended December 31, 2005:

The Standard at Lenox Park
Revenue subject to management fees	$3,605,356
4.0%
Total management fees	$144,214

(d)

The depreciation expense adjustment is to reflect the expense as if the acquisition of Lenox Park had been completed as of January 1, 2005. Depreciation is computed on the straight line basis over the estimated useful lives of the assets, as follows:

Rental property	25 years
Improvements	5 to 20 years
Appliances, carpeting and equipment	3 to 8 years

Allocation of the purchase price net of acquired in-place leases and tenant relationships to land, building, built-in components, improvements, carpeting, furniture and fixtures are as follows:

Assets	Allocation %	The Standard at Lenox Park

Land	12%	$5,644,848
Building	66%	31,046,668
Built-in components	7%	3,292,828
Site improvements	9%	4,233,636
Fixtures	2%	940,808
Appliances	2%	940,808
Carpeting	2%	940,808

Total	100%	$47,040,404

Charge to depreciation expense as if the acquisition of Lenox Park had occurred on December 31, 2006:

	Depreciable
Assets	Life	The Standard at Lenox Park

Building	25	$1,241,867
Built-in components	25	131,713
Site improvements	15	282,242
Fixtures	15	62,721
Appliances	5	188,162
Carpeting	3	313,603

Annual expense		$2,220,308

Nine months ended expense		$1,665,231

(e)

Concurrently with the acquisition of the property, the Company obtained financing on Lenox Park. The financing is in the form of a first mortgage and is collateralized by the property. The mortgage was obtained on December 6, 2006.

The following reflects the charge to interest expense, which includes the amortization of deferred mortgage costs, as if the acquisition and financing of Lenox Park and the related mortgage note payable had been completed as of January 1, 2005:

The Standard at Lenox Park

Mortgage note	$35,000,000
Fixed interest rate	5.80%
Annual interest expense	$2,030,000

Nine months ended expense	$1,522,500

Deferred mortgage costs	$355,165
Amortization period in months	120
Monthly amortization expense	$2,960

Annual expense	$35,520

Nine months ended expense	$26,640

Total Annual expense	$2,065,520

Total nine months ended expense	$1,549,140

(f)	Reflects an increase in amortization expense related to acquired in-place leases and tenant relationships, calculated as follows:

The Standard at Lenox Park

Acquired in-place leases	$468,050
Amortization period (in months)	12
Annual amortization expense	$468,050

Acquired tenant relationships	$124,637
Amortization period (in months)	24
Annual amortization expense	$62,319

For the year ended December 31, 2005:

The Standard at Lenox Park

Amortization of acquired in-place leases	$468,050
Amortization of tenant relationships	62,319

Amortization expense	$530,369

Nine months ended September 30, 2006:

The Standard at Lenox Park

Amortization of acquired in-place leases (1)	$0
Amortization of tenant relationships	46,739

Amortization expense	$46,739

(1)

Assumes acquired in-place leases were 100% amortized as of December 31, 2005. Amortization of acquired-in-place leases is based on the specific expiration dates of the in-place leases over a period of 12 months and amortization of the tenant relationships is based on the straight line method of amortization over a 24 month period.

(g)

Unless otherwise indicated by specific reference to the notes to pro forma consolidated financial statements, the results of operations presented in the Pro Forma Consolidated Statement of Operations for Lenox Park were obtained from historical financial statements provided by the seller.

BERKSHIRE INCOME REALTY, INC.

PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations by the Company (including Lenox Park) based upon the pro forma consolidated statement of operations for the year ended December 31, 2005. These estimated results do not purport to represent results of operations for Lenox Park in the future and were prepared based on the assumptions outlined in the following notes, which should be read in conjunction with this statement.

Proforma

Revenue	$67,699,119

Expenses:
Operating	17,007,062
Maintenance	5,106,289
Real estate taxes	7,397,483
General and administrative	3,661,529
Management fees	4,429,426
Depreciation	23,328,128
Loss on extinguishment of debt	80,017
Amortization of acquired in-place leases and tenant relationships	768,809
Interest	19,201,206
Allocation of net losses to minority interests in properties	(350,138)

Total expenses	80,629,811

Estimated taxable operating loss before estimated taxable
income from investments in mortgage funds	(12,930,692)

Estimated taxable income from investments in mortgage funds	6,014,962

Estimated taxable operating loss	(6,915,730)

Adjustments:
Add
Depreciation	23,328,128
Amortization of acquired in-place leases and tenant relationships	768,809
Loss on extinguishment of debt	80,017

Estimated cash to be made available by operations	$17,261,224

BERKSHIRE INCOME REALTY, INC.

NOTES TO PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

1. Basis of Presentation

The pro forma results for December 31, 2005 presented in the Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations summarize the adjustments made to the results of operations of the Company for the year ended December 31, 2005. The pro forma adjustments reflect activity as if the acquisition of Lenox Park had been completed as of January 1, 2005.

No income taxes have been provided in the statement because the Company is organized and operates in a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”). Accordingly, the Company generally will not pay Federal income taxes on its income provided that distributions to its shareholders equal at least 90% of its REIT taxable income as defined under the Code.

The Company believes that due to its structure and the terms of the partnership agreement of the BIR-OP, the taxable income would be allocated to the preferred partners of BIR-OP and in turn be allocated to the preferred shareholders. Generally income is allocated to the preferred shareholders equal to their preferred distribution with the remaining net income, or effective net loss, allocated to the common partners of BIR-OP and the common shareholders.